================================================================================
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                December 30, 1998
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                           CASTLE DENTAL CENTERS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        Delaware                       1-13263                 76-0486898
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
   OF INCORPORATION OR                                     IDENTIFICATION NO.)
      ORGANIZATION)

1360 Post Oak Boulevard, Suite 1300 Houston, Texas              77056

   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)

                                 (713) 479-8000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

================================================================================

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

      Not applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

      On December 30, 1998, Castle Dental Centers, Inc., a Delaware corporation ("Castle Dental"), acquired (the "Acquisition") substantially all of the assets of DCA Limited Partnership, L.L.P., a Texas limited liability partnership ("DCA, Ltd."), Dental Administrators of Texas Limited Partnership, L.L.P., a Texas limited liability partnership ("DAI, Ltd."), Dental Centers of America Paymaster P.C., a Texas professional corporation ("Paymaster"), Bandera Road Dental Center, P.C., a Texas professional corporation ("Bandera"), Ingram Park Family Dental Center, P.C., a Texas professional corporation ("Ingram"), Northeast Family Dental Center, P.C., a Texas professional corporation ("Northeast"), Dental Centers of America at Rolling Oaks Mall, PLLC, a Texas professional limited liability company ("Rolling Oaks"), San Pedro Family Dental Center, P.C., a Texas professional corporation ("San Pedro"), Southpark Family Dental Center, P.C., a Texas professional corporation ("Southpark"), Windsor Park Family Dental Center, P.C., a Texas professional corporation ("Windsor"), Dental Centers of America at Barton Creek Square Mall, PLLC, a Texas professional limited liability company ("Barton Creek"), Dental Centers of America at Lakeline Mall, PLLC, a Texas professional limited liability company ("Lakeline"), Dental Centers of America at Hurst Northeast Mall, PLLC, a Texas professional limited liability company ("Hurst"), Dental Centers of America at Irving Mall, PLLC, a Texas professional limited liability company ("Irving"), Dental Centers of America at Six Flags Mall, PLLC, a Texas professional limited liability company ("Six Flags"), Dental Centers of America at Waco, P.C., a Texas professional corporation ("Waco"), Dental Centers of America at Mesquite, P.C., a Texas professional corporation ("Mesquite"), Dental Centers of America at Sherman, P.C., a Texas professional corporation ("Sherman"), Dental Centers of America at Richardson Square Mall, P.C., a Texas professional corporation ("Richardson" and, collectively with DCA, Ltd, DAI, Ltd., Paymaster, Bandera, Ingram, Northeast, Rolling Oaks, San Pedro, Southpark, Windsor, Barton Creek, Lakeline, Hurst, Irving, Six Flags, Waco, Mesquite and Sherman, the "Sellers"), for $13,220,000 in cash, $1,250,000 in promissory notes, 125,000 shares of common stock, $.001 par value ("Common Stock"), of Castle Dental, plus the contingent purchase price described below. The business conducted by the Sellers and acquired by Castle Dental ("Business") consists of 16 dental offices in and around the cities of San Antonio, Austin, Dallas, Fort Worth, Waco and Sherman, Texas, with approximately 40 affiliated dentists.

      In the event that the average closing price of the Common Stock on the Nasdaq National Market for the 15 trading days immediately preceding December 30, 1999 is less than $10.00 per share, then Castle Dental will be obligated to pay the Sellers in cash on such date the amount of such difference multiplied by 125,000; provided that the maximum amount of such payment will not exceed $430,212.50.

      Castle Dental entered into a Registration Rights Agreement with regard to the Common Stock issuable to the shareholders of the Sellers granting them piggyback registration rights.

      Castle Dental financed the cash portion of the Acquisition through borrowings under an Amended and Restated Credit Agreement (the "Credit Agreement") with NationsBank, N.A., as agent for the lenders thereunder. The Credit Agreement provides for borrowings up to $47.5 million and expires November 2002. Under the Credit Agreement, advances require quarterly interest payments through December 2000 when principal becomes payable based on a five-year amortization and a final payment at the maturity date of November 2002. The Credit Agreement bears interest at variable rates, which are based upon (a) either (i) the bank's base rate, or (ii) the London Inter-bank Borrowing Rate ("LIBOR") plus (b) a margin which varies according to the ratio of Castle Dental's funded debt to EBITDA, each as defined in the Credit Agreement. A commitment fee is payable quarterly at rates ranging from 0.125% to 0.5% of the unused amounts for such quarter. The Credit Agreement is collateralized by substantially all Castle Dental's assets and contains affirmative and negative covenants that require Castle Dental to maintain certain financial ratios, limit the creation or existence of liens and set certain restrictions on acquisitions, mergers, sale of assets and restrict the payment of dividends. At December 31, 1998, approximately $38.9 million was outstanding under the Credit Agreement.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

      Not applicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

      Not applicable

ITEM 5.  OTHER EVENTS

      Not applicable

ITEM 6.  REGISTRATION OF REGISTRANT'S DIRECTORS

      Not applicable

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (a)    Financial Statements of Business Acquired

            1. Financial Statements of Dental Administrators, Inc., Dental Centers of America, Inc. and Dental Centers of America Paymaster,
            P.C.:

                  a.  Report of Independent Accountants
                  b. Combined Balance Sheets at December 31, 1997 and September 30, 1998
                  c. Combined Statements of Operations for the year ended December 31, 1997 and the nine months ended September 30, 1998
                  d. Combined Statements of Changes in Stockholders' Equity for the year ended December 31, 1997 and the nine months ended September 30, 1998
                  e. Combined Statements of Cash Flows for the year ended December 31, 1997 and the nine months ended September 30, 1998
                  f.  Notes to Consolidated Financial Statements

            2. Financial Statements of Dental Centers of America (as defined in
            Note 1 to the Financial Statements):

                  a.  Report of Independent Public Accountants
                  b. Combined Balance Sheets at December 31, 1997 and September 30, 1998
                  c. Combined Statements of Operations for the year ended December 31, 1997 and the nine months ended September 30, 1998
                  d. Combined Statements of Changes in Stockholders' Equity (Deficit) for the year ended December 31, 1997 and the nine months ended September 30, 1998
                  e. Combined Statements of Cash Flows for the year ended December 31, 1997 and the nine months ended September 30, 1998
                  f.  Notes to Consolidated Financial Statements

REPORT OF INDEPENDENT ACCOUNTANTS



To the Stockholders of
Dental Administrators, Inc.
Dental Centers of America, Inc.
Dental Centers of America Paymaster, P.C.:

In our opinion, the accompanying combined balance sheets and the related combined statements of operations, changes in stockholders' equity and cash flows present fairly, in all material respects, the combined financial position of Dental Administrators, Inc., Dental Centers of America, Inc. and Dental Centers of America Paymaster, P.C. at December 31, 1997 and September 30, 1998, and the combined results of their operations and their combined cash flows for the year ended December 31, 1997 and for the nine months ended September 30, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


                                          PricewaterhouseCoopers LLP


Houston, Texas
November 25, 1998

COMBINED BALANCE SHEETS
(IN THOUSANDS, EXCEPT SHARE DATA)


                                                      DECEMBER 31, SEPTEMBER 30,
                                                         1997           1998
                                                      ------------ -------------
                           ASSETS
Current assets:
  Cash and cash equivalents ..........................   $   30       $  370
  Related party receivables ..........................      111          162
  Notes receivable - related party ...................      271          665
                                                         ------       ------

     Total current assets ............................      412        1,197

  Property and equipment, net ........................      124           92
                                                         ------       ------

     Total assets ....................................   $  536       $1,289
                                                         ======       ======

            LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Note payable - current portion .....................   $  171       $  171
  Accounts payable and accrued liabilities ...........       48           73
  Related party payable ..............................        6          238
                                                         ------       ------

     Total current liabilities .......................      225          482

Note payable, net of current portion .................      123           14
                                                         ------       ------

Stockholders' equity:
  Common stock .......................................        1            1
  Additional paid-in capital .........................       12           12
  Retained earnings ..................................      175          780
                                                         ------       ------

     Stockholders' equity ............................      188          793
                                                         ------       ------

     Total liabilities and stockholders' equity ......   $  536       $1,289
                                                         ======       ======


The accompanying notes are an integral part of these financial statements.

COMBINED STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT SHARE DATA)


                                                                   NINE MONTHS
                                                   YEAR ENDED         ENDED
                                                   DECEMBER 31,    SEPTEMBER 30,
                                                       1997            1998
                                                   ------------   --------------

Management service fee revenue - related party ....   $ 1,268         $ 1,149
                                                      -------         -------

Expenses:
  Officers' compensation ..........................     1,061             388
  Depreciation and amortization ...................        46              35
  General and administrative ......................       253             216
                                                      -------         -------

     Total expenses ...............................     1,360             639
                                                      -------         -------

     Operating income (loss) ......................       (92)            510

Other income ......................................       102             102
Interest expense ..................................       (35)             (7)
                                                      -------         -------

Net income (loss) .................................   $   (25)        $   605
                                                      =======         =======

If all of the Company's operations had been
  subject to income taxes, net income
  would have been as follows (unaudited):
   Historical income (loss) before income taxes ...   $   (25)        $   605
   Provision (benefit) for income taxes ...........        (9)            205
                                                      -------         -------

     Pro forma net income (loss) ..................   $   (16)        $   400
                                                      =======         =======


The accompanying notes are an integral part of these financial statements.

COMBINED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
(IN THOUSANDS, EXCEPT SHARE DATA)

                                              COMMON STOCK           ADDITIONAL                   TOTAL
                                          --------------------        PAID-IN      RETAINED    STOCKHOLDERS'
                                          SHARES        AMOUNT        CAPITAL      EARNINGS       EQUITY
                                          ------        ------       ----------    --------    -------------
Balance at January 1, 1997 ...........     103          $   1          $   5         $ 200         $ 206

Contribution from stockholders .......                                     7                           7

Net income ...........................                                                 (25)          (25)
                                         -----          -----          -----         -----         -----
Balance at December 31, 1997 .........     103              1             12           175           188

Net income ...........................                                                 605           605
                                         -----          -----          -----         -----         -----

Balance at September 30, 1998 ........   $ 103          $   1          $  12         $ 780         $ 793
                                         =====          =====          =====         =====         =====

The accompanying notes are an integral part of these financial statements.

COMBINED STATEMENTS OF CASH FLOWS
(IN THOUSANDS)

                                                                    NINE MONTHS
                                                      YEAR ENDED      ENDED
                                                     DECEMBER 31,  SEPTEMBER 30,
                                                         1997          1998
                                                     ------------  -------------
Cash flows from operating activities:
  Net income (loss) .................................    $ (25)        $ 605
  Adjustments:
   Depreciation and amortization ....................       46            35
   Gain from sale of property and equipment .........     --              (6)
   Changes in operating assets and liabilities:
     Accounts payable and accrued liabilities .......      (24)           25
     Related party receivable .......................     --             232
                                                         -----         -----

    Net cash provided by operating activities .......       (3)          891
                                                         -----         -----

Cash flows used in investing activities:
  Capital expenditures ..............................       (6)           (2)
  Proceeds from sale of assets ......................     --               5
                                                         -----         -----

    Net cash provided by investing activities .......       (6)            3
                                                         -----         -----

Cash flows from financing activities:
  Repayment of note .................................     (190)         (109)
  Related party receivables .........................      169          (445)
                                                         -----         -----

    Net cash used in financing activities ...........      (21)         (554)
                                                         -----         -----

Net change in cash and cash equivalents .............      (30)          340

Cash and cash equivalents at beginning of period ....       60            30
                                                         -----         -----

Cash and cash equivalents at end of period ..........    $  30         $ 370
                                                         =====         =====


The accompanying notes are an integral part of these financial statements.

1.    CORPORATE ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

      CORPORATE ORGANIZATION

      The statements reflect the combined operations of Dental Administrators, Inc. ($0.01 par value, 10,000 shares authorized, 2,000 shares issued and outstanding), Dental Centers of America, Inc. ($0.01 par value, 1,000,000 shares authorized, 100,000 shares issued and outstanding) and Dental Centers of America Paymaster, P.C. ($0.01 par value, 1,000,000 shares authorized, 1,000 shares issued and outstanding) (collectively the "Company"), which provide management services to dental centers in the San Antonio, Austin and Dallas, Texas areas.

      The financial statements for 1997 and 1998 are combined because these entities were under common management and control.

      CASH AND CASH EQUIVALENTS

      The Company considers all highly liquid financial investments with original maturities of three months or less when purchased to be cash equivalents. The carrying amounts approximate fair value.

      The Company maintains cash balances at financial institutions. Accounts at each institution are insured by the Federal Deposit Insurance Corporation up to $100,000. The Company's accounts at these institutions may, at times, exceed the federally insured limits. The Company has not experienced any losses in such accounts.

      REVENUE RECOGNITION

      Management service fees are earned by the Company through services provided to affiliated dental practices. Management fees are recognized as earned. Services provided include selection and training of nondental personnel, billing, marketing, accounting and practice computer software, collection and accounting services, purchasing of office and dental supplies, and access to, and maintenance of, dental equipment.

      PROPERTY AND EQUIPMENT

      Property and equipment are stated at cost. Depreciation and amortization of property and equipment, which include the amortization of assets recorded under capital leases, are provided using the straight-line method over the estimated useful lives of the various classes of depreciable assets, ranging from five to ten years. Maintenance and repairs are charged to expense whereas renewals and major replacements are capitalized. Gains and losses from dispositions are included in operations.

 1.   CORPORATE ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES,
      CONTINUED:

      INCOME TAXES

      The Companies are either Subchapter S corporations or professional corporations and, accordingly, all federal tax liabilities are the responsibility of the respective stockholders and members.

      Income taxes for the pro forma calculation are determined under the liability method. Under this method, deferred income taxes are based on the differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted marginal tax rates currently in effect.

      USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during each reporting period. Actual results could differ from those estimates.


 2.   SELECTED BALANCE SHEET INFORMATION:

      The details of certain balance sheet accounts were as follows:


                                                     DECEMBER 31,  SEPTEMBER 30,
                                                          1997         1998
                                                     ------------  -------------
                                                            (IN THOUSANDS)
Property and equipment:
 Equipment .........................................     $341         $338
 Furniture and fixtures ............................       23           23
 Auto ..............................................       10           10
                                                         ----         ----
  Total property and equipment .....................      374          371

Less accumulated depreciation and amortization .....      250          279
                                                         ----         ----

  Property and equipment, net ......................     $124         $ 92
                                                         ====         ====

                                                     DECEMBER 31,  SEPTEMBER 30,
                                                         1997         1998
                                                     ------------  -------------
                                                           (IN THOUSANDS)

Accounts payable and accrued liabilities:
 Accounts payable, trade ..........................      $20           $20
 Accrued payroll ..................................       15            32
 Other accrued liabilities ........................       13            21
                                                         ---           ---
                                                         $48           $73
                                                         ===           ===

3.    NOTE PAYABLE:

      The Company had a note payable to a bank, due in monthly installments of $14,218 for principal and interest. It bears interest at prime + 1.5% per year, matures in 1999 and is collateralized by certain receivables, property and equipment of the Company.



4.    COMMITMENTS AND CONTINGENCIES:

      LITIGATION

      The Company is from time to time subject to claims and suits arising in the ordinary course of operations. In the opinion of management, the ultimate resolution of such pending legal proceedings will not have a material adverse effect on the Company's financial position, results of operations or liquidity.



5.    CREDIT RISK AND FAIR VALUE OF FINANCIAL INSTRUMENTS:

      CREDIT RISK

      The Company grants patients credit in the normal course of business. The credit risk with respect to these patient receivables is generally considered minimal because procedures are in effect to monitor the creditworthiness of patients and appropriate allowances are made to reduce accounts to their net realizable values.

      FAIR VALUE OF FINANCIAL INSTRUMENTS

      The carrying amounts of cash and cash equivalents, patient receivables and accounts payable approximate fair values based on the short-term maturities of these instruments. The carrying amounts of the Company's fixed rate long-term borrowings and capitalized lease obligations as of December 31, 1997 and September 30, 1998 approximate their fair value based on terms currently available for comparable debt financing.



 6.   RELATED PARTY TRANSACTIONS:

      RELATED PARTY RECEIVABLES AND NOTES RECEIVABLE - RELATED PARTY

      Related party receivables and notes receivable - related party consist of notes and interest receivable from affiliates. The receivables accrue interest at a rate of 10% to 11% per annum.

      RELATED PARTY PAYABLE

      Related party payable consists of a cash advance from an affiliate for payroll processing. The payroll was processed subsequent to September 30, 1998 and the funds were paid.



 7.   SUBSEQUENT EVENT:

      The Company and sixteen affiliated dental professional corporations have entered into an agreement with Castle Dental Centers ("Castle). Castle agreed to purchase certain assets and operations for approximately $16 million consisting of cash, notes and Castle common stock.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Stockholders of
Dental Centers of America:



In our opinion, the accompanying combined balance sheets and the related combined statements of operations, changes in stockholders' equity (deficit) and cash flows present fairly, in all material respects, the combined financial position of Dental Centers of America (as defined in Note 1 to the financial statements) at December 31, 1997 and September 30, 1998, and the combined results of its operations and its combined cash flows for the year ended December 31, 1997 and for the nine months ended September 30, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


                                          PricewaterhouseCoopers LLP


Houston, Texas
November 25, 1998

COMBINED BALANCE SHEETS
(IN THOUSANDS, EXCEPT SHARE DATA)


                                                     DECEMBER 31,  SEPTEMBER 30,
                                                         1997          1998
                                                     ------------  -------------
                        ASSETS
Current assets:
  Cash and cash equivalents .......................... $   193        $   273
  Patient receivables, net of allowance
    for uncollectible accounts of $1,162 for 1997
    and $1,571 for 1998 ..............................     572            686
  Other current assets ...............................      14             18
  Related party receivables ..........................    --              238
                                                       -------        -------

    Total current assets .............................     779          1,215

  Property and equipment, net ........................     170            461
  Other assets .......................................      30             21
                                                       -------        -------

    Total assets .....................................     979          1,697
                                                       =======        =======

     LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
  Notes payable - related party ...................... $   379        $   745
  Current portion of notes payable ...................      80             80
  Accounts payable and accrued liabilities ...........     397            649
                                                       -------        -------

    Total current liabilities ........................     856          1,474

Notes payable, net of current portion ................     276            221
                                                       -------        -------

Commitments and contingencies

Stockholders' equity:
  Common stock .......................................    --             --
  Additional paid-in capital .........................       7             11
  Retained earnings ..................................     241            392
  Less treasury stock, at cost, 1,000 shares .........    (401)          (401)
                                                       -------        -------

    Stockholders' equity (deficit) ...................    (153)             2
                                                       -------        -------

    Total liabilities and stockholders'
      equity (deficit) ............................... $   979        $ 1,697
                                                       =======        =======

The accompanying notes are an integral part of these financial statements.

COMBINED STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT SHARE DATA)


                                                                  NINE MONTHS
                                                   YEAR ENDED        ENDED
                                                   DECEMBER 31,   SEPTEMBER 30,
                                                       1997           1998
                                                   ------------   -------------
Net patient revenue .............................    $11,224          $10,487

Expenses:
  Dentists' salaries ............................      2,942            3,050
  Clinical salaries .............................      1,732            1,474
  Dental supplies and laboratory fees ...........      1,488            1,486
  Rental and lease expense ......................        411              368
  Advertising and marketing .....................        223              188
  Depreciation and amortization .................        115               70
  Other operating expenses ......................        252              478
  General and administrative ....................      2,143            1,642
  General and administrative - related party ....        433              367
  Management service fees - related party .......      1,268            1,149
                                                     -------          -------

    Total expenses ..............................     11,007           10,272
                                                     -------          -------

    Operating income ............................        217              215

Interest expense ................................         62               64
                                                     -------          -------

Net income ......................................    $   155          $   151
                                                     =======          =======

If all of the Company's operations had
  been subject to income taxes, net income
  would have been as follows (unaudited):
    Historical income before income taxes .......    $   155          $   151
    Provision for income taxes ..................         53               51
                                                     -------          -------

Pro forma net income ............................    $   102          $   100
                                                     =======          =======


The accompanying notes are an integral part of these financial statements.

COMBINED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)
(IN THOUSANDS, EXCEPT SHARE DATA)


                                                                                           TOTAL
                                    COMMON STOCK        ADDITIONAL                      STOCKHOLDERS'
                                --------------------     PAID-IN    RETAINED   TREASURY    EQUITY
                                  SHARES      AMOUNT     CAPITAL    EARNINGS    STOCK     (DEFICIT)
                                --------    ---------   ---------- ---------  --------- -------------
Balance at January 1, 1997 ..      7,000    $   --      $      7   $    219   $    (25)   $    201

Purchase of treasury stock ..                                                     (376)       (376)

Distribution to stockholders                                           (133)                  (133)

Net income ..................                                           155                    155
                                --------    --------    --------   --------   --------    --------
Balance at December 31, 1997       7,000        --             7        241       (401)       (153)

Net income ..................                                           151                    151

Issuance of common stock ....      4,000        --             4                                 4
                                --------    --------    --------   --------   --------    --------

Balance at September 30, 1998   $ 11,000    $   --      $     11   $    392   $   (401)   $      2
                                ========    ========    ========   ========   ========    ========


The accompanying notes are an integral part of these financial statements.

COMBINED STATEMENTS OF CASH FLOWS
(IN THOUSANDS)

                                                                   NINE MONTHS
                                                     YEAR ENDED       ENDED
                                                     DECEMBER 31,  SEPTEMBER 30,
                                                          1997         1998
                                                     ------------  -------------
Cash flows from operating activities:
  Net income ........................................    $ 155       $ 151
  Adjustments:
    Provision for bad debts .........................      160         409
    Depreciation and amortization ...................      115          70
  Changes in operating assets and liabilities:
    Patient receivables .............................     (156)       (523)
    Other current assets ............................       21          (4)
    Related party receivable ........................     --          (238)
    Accounts payable and accrued liabilities ........      (91)        252
                                                         -----       -----

   Net cash provided by operating activities ........      204         117
                                                         -----       -----

Cash flows used in investing activities:
  Capital expenditures ..............................      (43)       (352)
  Cash used for noncompete agreement ................      (60)       --
                                                         -----       -----

   Net cash used in investing activities ............     (103)       (352)
                                                         -----       -----

Cash flows from financing activities:
  Proceeds from notes payable - related party .......       93         525
  Repayment of notes payable - related party ........     (291)       (159)
  Repayment of notes payable ........................      (59)        (55)
  Proceeds for common stock .........................     --             4
  Distributions to stockholders .....................      (44)       --
                                                         -----       -----

   Net cash used in financing activities ............     (301)        315
                                                         -----       -----

Net change in cash and cash equivalents .............     (200)         80

Cash and cash equivalents at beginning of period ....      393         193
                                                         -----       -----

Cash and cash equivalents at end of period ..........    $ 193       $ 273
                                                         =====       =====


The accompanying notes are an integral part of these financial statements.

1.    CORPORATE ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

      CORPORATE ORGANIZATION

      The statements reflect the operations of Dental Centers of America (the "Company"), which is a group of professional corporations and professional limited liability companies that provides dental and orthodontic services and products and that owns and operates dental centers in the San Antonio, Austin and Dallas, Texas areas.

      The financial statements for 1997 reflect the combined operations of the following companies that were in the group because these entities were under common management and control:


                                                          SHARES       SHARES
                                           PAR VALUE    AUTHORIZED  OUTSTANDING
                                          -----------  -----------  ------------
Professional corporations:
  Bandera Road Dental Center, P.C.           $ 0.01      1,000,000     1,000
  Ingram Park Family Dental Center, P.C.       0.01      1,000,000     2,000
  Northeast Family Dental Center, P.C.         0.01      1,000,000     1,000
  San Pedro Family Dental Center, P.C.         0.01      1,000,000     1,000
  Southpark Family Dental Center, P.C.         0.01      1,000,000     1,000
  Windsor Park Family Dental Centers, P.C.     0.01      1,000,000     1,000
Professional limited liability companies:
  Dental Centers of America at Rolling
  Oaks Mall, PLLC
  Dental Centers of America at Barton
  Creek Square Mall, PLLC
  Dental Centers of America at Lakeline
  Mall, PLLC
  Dental Centers of America at Hurst
  Northeast Mall, PLLC
  Dental Centers of America at Irving
  Mall, PLLC
  Dental Centers of America at Six
  Flags Mall, PLLC

1.    CORPORATE ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES,
      CONTINUED:

      CORPORATE ORGANIZATION, CONTINUED

      In addition to those included in the 1997 financial statements, the financial statements for 1998 reflect the combined operations of the above entities plus:



                                                         SHARES         SHARES
                                            PAR VALUE   AUTHORIZED   OUTSTANDING
                                            ---------   ----------   -----------
Dental Centers of America at Waco, P.C.      $ 0.01      1,000,000      1,000
Dental Centers of America at Sherman, P.C.     0.01      1,000,000      1,000
Dental Centers of America at Richardson
  Square Mall, P.C.                            0.01      1,000,000      1,000
Dental Centers of America at Mesquite, P.C.    0.01      1,000,000      1,000


      These companies began operations during the nine months ended September 30, 1998.

      REVENUE RECOGNITION

      Net patient revenue represents amounts billed to patients for services performed by dentists and sales of related products in connection with those services. Dental revenue is recognized as the services are performed.

      Accounts receivable primarily consist of receivables from patients, insurers, government programs and other third-party payors for services provided by dentists. An allowance for doubtful accounts is recorded by the Company based on historical experience.

      CASH AND CASH EQUIVALENTS

      The Company considers all highly liquid financial investments with original maturities of three months or less when purchased to be cash equivalents. The carrying amounts approximate fair value.

      The Company maintains cash balances at financial institutions. Accounts at each institution are insured by the Federal Deposit Insurance Corporation up to $100,000. The Company's accounts at these institutions may, at times, exceed the federally insured limits. The Company has not experienced any losses in such accounts.

      PROPERTY AND EQUIPMENT

      Property and equipment are stated at cost. Depreciation and amortization of property and equipment are provided using the straight-line method over the estimated useful lives of the various classes of depreciable assets, ranging from five to ten years. Maintenance and repairs are charged to expense whereas renewals and major replacements are capitalized. Gains and losses from dispositions are included in operations.

 1.   CORPORATE ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES,
      CONTINUED:

      INCOME TAXES

      The Companies are either professional corporations or limited liability corporations and, accordingly, all federal and state tax liabilities are the responsibility of the respective stockholders and members.

      Income taxes for the pro forma calculation are determined under the liability method. Under this method, deferred income taxes are based on the differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted marginal tax rates currently in effect.

      ADVERTISING

      Advertising costs are expensed when incurred.

      PREOPENING COSTS

      Costs incurred prior to opening a dental center, primarily salary and lease expense, are expensed when incurred.

      USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during each reporting period. Actual results could differ from those estimates.


 2.   SELECTED BALANCE SHEET INFORMATION:

      The details of certain balance sheet accounts were as follows:

                                                    DECEMBER 31,  SEPTEMBER 30,
                                                       1997           1998
                                                    ------------  -------------
                                                          (IN THOUSANDS)
Property and equipment:
  Leasehold improvements ..........................    $190           $312
  Equipment .......................................     363            582
  Furniture and fixtures ..........................      31             42
                                                       ----           ----
    Total property and equipment ..................     584            936
Less accumulated depreciation and amortization ....     414            475
                                                       ----           ----
 Property and equipment, net ......................    $170           $461
                                                       ====           ====

                                                    DECEMBER 31,  SEPTEMBER 30,
                                                       1997           1998
                                                    ------------  -------------
                                                          (IN THOUSANDS)
Accounts payable and accrued liabilities:
Accounts payable, trade ...........................    $ 55           $238
Accrued payroll ...................................     243            284
Accrued interest ..................................      99            127
                                                       ----           ----
                                                       $397           $649
                                                       ====           ====


3.    NOTES PAYABLE:

      Notes payable consisted of the following:


                                                   DECEMBER 31,  SEPTEMBER 30,
                                                       1997          1998
                                                   ------------  -------------
                                                         (IN THOUSANDS)
Note payable due in monthly installments
  of $408 principal and interest, interest
  rate of 8.25% per year, maturing in 2002,
  collateralized by property, plant and
  equipment ........................................   $ 17            $ 15

Note payable due in monthly installments
  of $5,099 principal and interest, interest
  rate of 8.25% per year, maturing in 2002,
  collateralized by property, plant and
  equipment ........................................    212             178

Note payable due in monthly installments
  of $2,957 principal and interest, interest
  rate of 8.25% per year, maturing in 2002,
  collateralized by property, plant and
  equipment ........................................    127             108
                                                       ----            ----
 Total .............................................    356             301
 Less current portion ..............................     80              80
                                                       ----            ----
 Total long-term debt ..............................   $276            $221
                                                       ====            ====

      The aggregate maturities of long-term debt as of September 30, 1998, for each of the next five years were as follows (in thousands):


                    1998 .........................  $25
                    1999 .........................   89
                    2000 .........................   83
                    2001 .........................   89
                    2002 .........................   15


4.    COMMITMENTS AND CONTINGENCIES:

      LEASE COMMITMENTS

      Future minimum lease payments under noncancelable operating leases with remaining terms of one or more years consisted of the following at September 30, 1998 (in thousands):



               1998 ......................................      $    124
               1999 ......................................           329
               2000 ......................................           329
               2001 ......................................           340
               2002 ......................................           332
               Thereafter ................................           953
                                                                --------

               Total minimum lease obligations ...........      $  2,407
                                                                ========

      LITIGATION

      The Company is from time to time subject to claims and suits arising in the ordinary course of operations. In the opinion of management, the ultimate resolution of such pending legal proceedings will not have a material adverse effect on the Company's financial position, results of operations or liquidity.

5.    SUPPLEMENTAL CASH FLOW INFORMATION:

                                                     DECEMBER 31,  SEPTEMBER 30,
                                                          1997         1998
                                                     ------------  -------------
                                                           (IN THOUSANDS)

Cash paid during the period for interest ..............   $ 66        $ 35
Supplemental disclosure of noncash investing and
financing activities:
  Issuance of note payables for distribution ..........     89         --
  Issuance of note payable for treasury stock
    purchase ..........................................    376         --


6.    CREDIT RISK AND FAIR VALUE OF FINANCIAL INSTRUMENTS:

      CREDIT RISK

      The Company grants patients credit in the normal course of business. The credit risk with respect to these patient receivables is generally considered minimal because procedures are in effect to monitor the creditworthiness of patients and appropriate allowances are made to reduce accounts to their net realizable values.

      FAIR VALUE OF FINANCIAL INSTRUMENTS

      The carrying amounts of cash and cash equivalents, patient receivables and accounts payable approximate fair values based on the short-term maturities of these instruments. The carrying amounts of the Company's fixed rate long-term borrowings and capitalized lease obligations as of December 31, 1997 and September 30, 1998 approximate their fair value based on terms currently available for comparable debt financing.



 7.   RELATED PARTY TRANSACTIONS:

      RELATED PARTY RECEIVABLES

      Related party receivables consist of amounts due from an affiliated entity that is owned by a shareholder of the Company. The receivable relates to an advance to that affiliated entity for funding the Company's payroll. The amount was settled subsequent to September 30, 1998.

      NOTES PAYABLE - RELATED PARTY

      Notes payable - related party consists of uncollateralized notes payable to entities owned by the primary shareholder. The loan proceeds are used to finance the opening of new centers and for general corporate purposes. Interest rates range from 10% to 11% per year and are payable on demand.

      GENERAL AND ADMINISTRATIVE - RELATED PARTY

      General and administrative - related party consists of amounts paid to a shareholder and to affiliates for legal, accounting, purchasing, payroll and consulting services provided to the dental practices.

      MANAGEMENT SERVICE FEES-RELATED PARTY

      Management service fees are paid to affiliates on a monthly basis for administrative services provided to the dental practices. Services provided include selection and training of nondental personnel, billing, marketing, collection and accounting services, purchasing of office and dental supplies, and access to, and maintenance of, dental equipment.



 8.   SUBSEQUENT EVENT:

      The Company and three affiliated management companies have entered into an agreement with Castle Dental Centers ("Castle"). Castle agreed to purchase substantially all of the Company's assets for approximately $16 million consisting of cash, notes, and Castle common stock.

      (b)    Pro forma Financial Information

      Pro forma financial information including the Business acquired is not included in this initial report. Such pro forma financial information will be filed within 60 days of the filing of this initial report.

      (c)   Exhibits

      EXHIBIT
      NUMBER         DESCRIPTION
      -------        -----------

      1.    Underwriting Agreement*
      2. Plan of acquisition, reorganization, arrangement, liquidation or succession

            2.1 Asset Purchase Agreement dated as of December 30, 1998, by and among Castle Dental Centers of Texas, Inc., a Texas corporation ("Purchaser"), Castle Dental Centers, Inc., a Delaware corporation ("Castle Dental"), and Jack H. Castle, D.D.S., P.C., a Texas professional corporation ("Castle PC"), and DCA Limited Partnership, L.L.P., a Texas limited liability partnership ("DCA, Ltd."), Dental Administrators of Texas Limited Partnership, L.L.P., a Texas limited liability partnership ("DAI, Ltd."), Dental Centers of America Paymaster P.C., a Texas professional corporation ("Paymaster"), Bandera Road Dental Center, P.C., a Texas professional corporation ("Bandera"), Ingram Park Family Dental Center, P.C., a Texas professional corporation ("Ingram"), Northeast Family Dental Center, P.C., a Texas professional corporation ("Northeast"), Dental Centers of America at Rolling Oaks Mall, PLLC, a Texas professional limited liability company ("Rolling Oaks"), San Pedro Family Dental Center, P.C., a Texas professional corporation ("San Pedro"), Southpark Family Dental Center, P.C., a Texas professional corporation ("Southpark"), Windsor Park Family Dental Center, P.C., a Texas professional corporation ("Windsor"), Dental Centers of America at Barton Creek Square Mall, PLLC, a Texas professional limited liability company ("Barton Creek"), Dental Centers of America at Lakeline Mall, PLLC, a Texas professional limited liability company ("Lakeline"), Dental Centers of America at Hurst Northeast Mall, PLLC, a Texas professional limited liability company ("Hurst"), Dental Centers of America at Irving Mall, PLLC, a Texas professional limited liability company ("Irving"), Dental Centers of America at Six Flags Mall, PLLC, a Texas professional limited liability company ("Six Flags"), Dental Centers of America at Waco, P.C., a Texas professional corporation ("Waco"), Dental Centers of America at Mesquite, P.C., a Texas professional corporation ("Mesquite"), Dental Centers of America at Sherman, P.C., a Texas professional corporation ("Sherman"), Dental Centers of America at Richardson Square Mall, P.C., a Texas professional corporation ("Richardson" and, collectively with DCA, Ltd., DAI, Ltd., Paymaster, Bandera, Ingram, Northeast, Rolling Oaks, San Pedro, Southpark, Windsor, Barton Creek, Lakeline, Hurst, Irving, Six Flags, Waco, Mesquite and Sherman, the "Sellers"), Barry E. Solomon, D.D.S., an individual living in San Antonio, Texas ("B. Solomon"), Marc A. Solomon, an individual living in San Antonio, Texas ("M. Solomon"), Hebron D. Cutrer, an individual living in San Antonio, Texas ("Cutrer"), Stan E. Faye, an individual living in San Antonio, Texas ("Faye"), and Robert B. Grau, an individual living in San Antonio, Texas ("Grau", and together with B. Solomon, M. Solomon, Cutrer and Faye, the "Shareholders").


      4. Instruments defining the rights of security holders, including indentures*
      16.   Letter re change in certifying accountant*
      17.   Letter re director resignation*
      20.   Other documents or statements to securityholders*

      23.   Consents of experts and counsel* 24. Power of attorney*
      27.   Financial Data Schedule*
      99.   Additional exhibits

            99.1 Form of Subordinated Promissory Note issued to Sellers and/or Shareholders.
            99.2 Form of Subordination Agreement entered into between each Seller and/or Shareholder receiving a Subordinated Promissory Note, Castle Dental and NationsBank, N.A., as Agent.
            99.3 Registration Rights Agreement among Castle Dental and each Shareholder.
            99.4 Amended and Restated Credit Agreement dated as of December 18, 1998, by and among Castle Dental, NationsBank, N.A., as agent, and the lenders thereunder.

--------------
*  Inapplicable to this filing

ITEM 8.  CHANGE IN FISCAL YEAR

      Not applicable

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

      Not applicable


SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CASTLE DENTAL CENTERS, INC.


December 30, 1998

                                    By: __________________________________
                                    John M. Slack, Chief Financial Officer

                                INDEX TO EXHIBITS
EXHIBIT
NUMBER                            DESCRIPTION                           PAGE NO.
      1.    Underwriting Agreement*
      2. Plan of acquisition, reorganization, arrangement, liquidation or succession

            2.1 Asset Purchase Agreement dated as of December 30, 1998, by and among Castle Dental Centers of Texas, Inc., a Texas corporation ("Purchaser"), Castle Dental Centers, Inc., a Delaware corporation ("Castle Dental"), and Jack H. Castle, D.D.S., P.C., a Texas professional corporation ("Castle PC"), and DCA Limited Partnership, L.L.P., a Texas limited liability partnership ("DCA, Ltd."), Dental Administrators of Texas Limited Partnership, L.L.P., a Texas limited liability partnership ("DAI, Ltd."), Dental Centers of America Paymaster P.C., a Texas professional corporation ("Paymaster"), Bandera Road Dental Center, P.C., a Texas professional corporation ("Bandera"), Ingram Park Family Dental Center, P.C., a Texas professional corporation ("Ingram"), Northeast Family Dental Center, P.C., a Texas professional corporation ("Northeast"), Dental Centers of America at Rolling Oaks Mall, PLLC, a Texas professional limited liability company ("Rolling Oaks"), San Pedro Family Dental Center, P.C., a Texas professional corporation ("San Pedro"), Southpark Family Dental Center, P.C., a Texas professional corporation ("Southpark"), Windsor Park Family Dental Center, P.C., a Texas professional corporation ("Windsor"), Dental Centers of America at Barton Creek Square Mall, PLLC, a Texas professional limited liability company ("Barton Creek"), Dental Centers of America at Lakeline Mall, PLLC, a Texas professional limited liability company ("Lakeline"), Dental Centers of America at Hurst Northeast Mall, PLLC, a Texas professional limited liability company ("Hurst"), Dental Centers of America at Irving Mall, PLLC, a Texas professional limited liability company ("Irving"), Dental Centers of America at Six Flags Mall, PLLC, a Texas professional limited liability company ("Six Flags"), Dental Centers of America at Waco, P.C., a Texas professional corporation ("Waco"), Dental Centers of America at Mesquite, P.C., a Texas professional corporation ("Mesquite"), Dental Centers of America at Sherman, P.C., a Texas professional corporation ("Sherman"), Dental Centers of America at Richardson Square Mall, P.C., a Texas professional corporation ("Richardson" and, collectively with DCA, Ltd., DAI, Ltd., Paymaster, Bandera, Ingram, Northeast, Rolling Oaks, San Pedro, Southpark, Windsor, Barton Creek, Lakeline, Hurst, Irving, Six Flags, Waco, Mesquite and Sherman, the "Sellers"), Barry E. Solomon, D.D.S., an individual living in San Antonio, Texas ("B. Solomon"), Marc A. Solomon, an individual living in San Antonio, Texas ("M. Solomon"), Hebron D. Cutrer, an individual living in San Antonio, Texas ("Cutrer"), Stan E. Faye, an individual living in San Antonio, Texas ("Faye"), and Robert B. Grau, an individual living in San Antonio, Texas ("Grau", and together with B. Solomon, M. Solomon, Cutrer and Faye, the "Shareholders").

      4. Instruments defining the rights of security holders, including indentures*
      16.   Letter re change in certifying accountant*
      17.   Letter re director resignation*
      20.   Other documents or statements to securityholders*
      23.   Consents of experts and counsel*
      24.   Power of attorney*
      27.   Financial Data Schedule*
      99.   Additional exhibits

            99.1 Form of Subordinated Promissory Note issued to Sellers and/or Shareholders.
            99.2 Form of Subordination Agreement entered into between each Seller and/or Shareholder receiving a Subordinated Promissory Note, Castle Dental and NationsBank, N.A., as Agent.
            99.3 Registration Rights Agreement among Castle Dental and each Shareholder.
            99.4 Amended and Restated Credit Agreement dated as of December 18, 1998, by and among Castle Dental, NationsBank, N.A., as agent, and the lenders thereunder.